DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2010
DISCONTINUED OPERATIONS [Abstract]
DISCONTINUED OPERATIONS
2.	DISCONTINUED OPERATIONS

During 2011, the sales of Arbor Park Shopping Center, a retail property in Texas, Wakea Business Center II, a commercial facility on Maui, and a leased Maui property have been classified as discontinued operations for all periods presented. These real estate assets did not meet the criteria for being classified as held-for-sale at December 31, 2010, and accordingly, were not reclassified from Property–net and presented separately. Additionally, in connection with the termination of Matson's second China service (“CLX2”), the results of operation for the CLX2 component have been reclassified from the Transportation segment to discontinued operations for all periods presented. The carrying amount of assets and liabilities attributable to the CLX2 component were not material to the Company in any of the periods presented and, accordingly, have not been presented separately.

During 2010, the sales of a retail center on Oahu, a three-building industrial park in Ontario, California, an industrial warehouse property in Kent, Washington, a retail center on Maui, and various leased-fee parcels have been classified as discontinued operations. Additionally, a retail property on Maui that was held for sale at year-end was classified as discontinued operations.

During 2009, the sales of an office/retail property on Oahu, a retail shopping center in California, an office building in Arizona, an industrial property on Oahu, an industrial property in California, and various parcels on Maui have been classified as discontinued operations. Additionally, a retail property on Oahu was classified as discontinued operations (the Company sold the property in January 2010).

During 2008, the sales of two retail properties on the mainland, one mainland office property, a multi-tenant residential rental property, three commercial properties on Maui, land previously leased to a telecommunications tenant on Maui, several commercial leased fee parcels on Maui, and various land parcels on Maui have been classified as discontinued operations.

The revenue, operating profit, income tax expense and after-tax effects of these transactions for 2010, 2009, and 2008 were as follows (in millions, except per share amounts):

	2010	2009	2008

Sales Revenue	$117	$110	$125
Leasing Revenue	$10	$27	$39
CLX2 Revenue	$28	$--	$--
Sales Operating Profit	$49	$44	$55
Leasing Operating Profit	$6	$15	$22
CLX2 Operating Loss	(19)	$--	$--
Income Tax Expense	$13	$22	$29
Income from Discontinued Operations	$23	$37	$48
Basic Earnings Per Share	$0.55	$0.89	$1.16
Diluted Earnings Per Share	$0.55	$0.89	$1.15

The results of operations from these properties in prior years were reclassified from continuing operations to discontinued operations to conform to the current year's accounting presentation. Consistent with the Company's intention to reinvest the sales proceeds into new investment property, the proceeds from the sales of property treated as discontinued operations were deposited in escrow accounts for tax-deferred reinvestment in accordance with Section 1031 of the Internal Revenue Code.